MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield New Jersey Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1999, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.866 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.43%, based on a month-end per share net asset value of $13.48. Over the same period, the total investment return on the Fund's Common Stock was -9.20%, based on a change in per share net asset value from $15.96 to $13.48, and assuming reinvestment of $0.911 per share ordinary income dividends and $0.186 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -10.39%, based on a change in per share net asset value from $15.51 to $13.48, and assuming reinvestment of $0.427 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.19%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
The volatility that characterized the municipal market during the six months ended October 31, 1999 is in sharp contrast to the relative stability that typified the environment for the prior six months. The degree and suddenness of the decline caught many investors by surprise since few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis was placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved to be the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. As a consequence, yields on long-term municipal bonds once again approached 100% of Treasury bond yields. For this reason, they represented one of the more compelling values in the fixed-income marketplace.

Developments within the New Jersey municipal market mirrored those of the overall marketplace, with the one exception being issuance. In contrast to the 18% reduction nationwide, New Jersey issuance increased by 22% compared to the same period one year ago. One large issue accounted for most of the upsurge and had no significant impact on relative trading values.

At the beginning of the six-month period, our investment outlook called for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable return. While we achieved modest success through the use of selective hedging strategies, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, our efforts have turned to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


Despite the volatility experienced on longer-dated maturities, our cost of borrowing remained far more stable as short-term tax-exempt interest rates fluctuated within a relatively narrow range. Since this occurred in the midst of a restrictive monetary policy, the resiliency of this incremental yield pick up remains one of the more attractive aspects of MuniYield New Jersey Insured Fund, Inc. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.


In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager




December 2, 1999




PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield New
Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

                                                                             Shares     Shares Voted   Shares Voted
                                                                           Voted For      Against        Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.       4,638,460      229,713        287,918

During the six-month period ended October 31, 1999, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

                                                                            Shares       Shares Voted    Shares Voted
                                                                          Voted For        Against         Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.        2,091            10             86


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             88.3%
AA/Aa                                4.4
BBB/Baa                              5.6
Other++                              0.7

[FN]
++Temporary investments in short-term municipal securities.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

New Jersey--93.6%
AAA      Aaa     $2,875   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                          Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20%
                          due 11/01/2029 (d)                                                                    $  3,155

AAA      Aaa      3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due 10/15/2004 (d)(e)               3,338

AAA      Aaa      1,000   Carteret, New Jersey, Board of Education, COP, Refunding Bonds, 4.75% due
                          4/15/2019 (d)                                                                              860

                          East Orange, New Jersey, Board of Education, COP (c):
AAA      Aaa      1,000     5.22%** due 8/01/2014                                                                    426
AAA      Aaa      1,045     5.25%** due 2/01/2017                                                                    375
AAA      Aaa      1,000     5.30%** due 2/01/2024                                                                    232
AAA      Aaa      2,845     5.28%** due 8/01/2024                                                                    641
AAA      Aaa      1,845     5.36%** due 8/01/2027                                                                    345
AAA      Aaa      2,850     5.38%** due 2/01/2028                                                                    517

AAA      Aaa      1,120   Essex County, New Jersey, Improvement Authority, Parking Facility Revenue
                          Bonds, 6.20% due 7/01/2002 (d)(e)                                                        1,181

AAA      Aaa      3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Sewer Revenue
                          Refunding Bonds, 6.20% due 8/01/2019 (d)                                                 3,704

AAA      Aaa      7,600   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due
                          12/01/2021 (d)                                                                           7,960

AAA      NR*      4,625   Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding
                          Bonds, RIB, Series 34, 7.005% due 10/01/2024 (b)(f)                                      3,983

AAA      Aaa      4,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding Bonds, 6.25% due
                          1/01/2014 (a)                                                                            5,044

AAA      Aaa      1,475   Monmouth County, New Jersey, Improvement Authority, Revenue Refunding Bonds (Pooled
                          Governmental Loan), 4.75% due 12/01/2014 (a)                                             1,319

A1+      P1         100   New Jersey EDA, Economic Development Revenue Refunding Bonds (Stolthaven Project),
                          VRDN, Series A, 3.45% due 1/15/2018 (g)                                                    100

                          New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                          Series A:
BBB-     NR*      1,700     5.50% due 1/01/2018                                                                    1,504
BBB-     NR*      2,000     5.50% due 1/01/2025                                                                    1,728

AAA      Aaa      4,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation
                          Project), Series A, 6.35% due 10/01/2022 (a)                                             4,632

AAA      Aaa      2,305   New Jersey EDA, Revenue Bonds (Educational Testing Service), Series B, 6.125% due
                          5/15/2005 (d)(e)                                                                         2,490

                          New Jersey EDA, Revenue Bonds (Saint Barnabas Medical Center), Series A (d):
NR*      Aaa      6,000     6.23%** due 7/01/2019                                                                  1,826
NR*      Aaa      5,195     5.60%** due 7/01/2020                                                                  1,485
NR*      Aaa      6,665     5.60%** due 7/01/2021                                                                  1,790



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New Jersey Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
M/F    Multi-Family
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

New Jersey (continued)
AAA      Aaa     $9,080   New Jersey EDA, Revenue Bonds (Transportation Project Sublease),
                          Series A, 5.875% due 5/01/2014 (c)                                                    $  9,249

                          New Jersey EDA, Revenue Refunding Bonds:
AAA      Aaa      4,000     (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                       3,457
NR*      Aaa      3,800     (Hillcrest Health Service), 5.07%** due 1/01/2018 (a)                                  1,266
AAA      Aaa      2,835     (RWJ Health Care Corporation), 6.50% due 7/01/2024 (c)                                 2,975

AAA      Aaa      1,150   New Jersey EDA, State Contract Revenue Bonds (Economic Recovery),
                          Series A, 6% due 3/15/2021 (c)                                                           1,158

                          New Jersey EDA, Water Facilities Revenue Bonds, AMT (b):
AAA      Aaa      2,000     (American Water Company Inc.), Series B, 5.375% due 5/01/2032                          1,819
AAA      Aaa      2,500     RITR, Series 34, 6.62% due 5/01/2032 (f)                                               2,040

                          New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
AAA      Aaa      3,500     (Centrastate Medical Center Obligation Group), 4.50% due 7/01/2028 (a)                 2,738
BBB-     Baa2     1,200     (Englewood Hospital and Medical Center), 6.70% due 7/01/2015                           1,206
AAA      Aaa      4,000     (Hackensack University Medical Center), Series B, 5.20% due 1/01/2028 (d)              3,548
BBB+     NR*      1,800     (Holy Name Hospital), 6% due 7/01/2025                                                 1,678
AAA      Aaa      3,800     (Mercer Medical Center), 6.50% due 7/01/2021 (d)                                       3,933
AAA      Aaa      2,500     (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)                     2,293
AAA      Aaa      2,710     (Saint Barnabas Hospital), Series B, 5.09%** due 7/01/2019 (d)                           820
AAA      Aaa      1,110     (Saint Barnabas Hospital), Series B, 5.10%** due 7/01/2020 (d)                           315
BBB      Baa2     4,000     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                          3,610

AAA      Aaa      2,000   New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue
                          Bonds, Series A, 6.60% due 7/01/2002 (d)(e)                                              2,147

AAA      Aaa      3,195   New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue
                          Refunding Bonds, 5% due 9/01/2015 (d)                                                    2,938

AA+      Aaa      1,990   New Jersey State Educational Facilities Authority Revenue Bonds (Institute of
                          Advanced Study), Series G, 5% due 7/01/2018                                              1,797

AAA      Aaa      2,465   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                          (Seton Hall University Project), 5.25% due 7/01/2014 (a)                                 2,365

AA+      Aa1      4,800   New Jersey State, GO, Refunding, Series F, 5.50% due 8/01/2011                           4,900

NR*      Aaa      5,000   New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds,
                          RIB, AMT, Series 18, 6.775% due 6/01/2017 (a)(f)                                         4,376

AAA      Aaa      4,750   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding
                          Bonds, Series A, 6.05% due 11/01/2020 (a)                                                4,756

AAA      Aaa      3,520   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds (Home Buyer),
                          AMT, Series M, 7% due 10/01/2026 (d)                                                     3,734

AAA      Aaa      5,350   New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                      5,681

AAA      Aaa      4,000   New Jersey State Transportation Trust Fund Authority, Transportation
                          System Revenue Bonds, Series A, 5% due 6/15/2018 (c)                                     3,588

AAA      Aaa      1,000   New Jersey State Transportation Trust Fund Authority, Transportation System Revenue
                          Refunding Bonds, Series A, 5% due 6/15/2015 (d)                                            919

                          Ocean County, New Jersey, Utilities Authority, Wastewater Revenue Refunding
                          Bonds, GO:
NR*      Aa2        500     5% due 1/01/2013                                                                         461
NR*      Aa2      1,340     5% due 1/01/2018                                                                       1,165


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

New Jersey (concluded)
                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1      $1,000     93rd Series, 6.125% due 6/01/2094                                                   $  1,024
AAA      Aaa      4,000     AMT, 97th Series, 6.65% due 1/15/2023 (b)                                              4,215

AAA      Aaa      3,500   Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                          Bonds, AMT, 96th Series, 6.60% due 10/01/2023 (b)                                        3,692

NR*      Aaa      4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.585% due
                          1/15/2017 (c)(f)                                                                         3,978

AAA      Aaa      1,800   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (d)        1,739

A1+      VMIG1++  1,100   Port Authority of New York and New Jersey, Special Obligation Revenue Refunding
                          Bonds(Versatile Structure Obligation), VRDN, Series 2, 3.45% due 5/01/2019 (g)           1,100

                          Rancocas Valley, New Jersey, Regional High School District, GO (b):
AAA      Aaa      1,280     5.30% due 2/01/2027                                                                    1,169
AAA      Aaa      1,398     5.30% due 2/01/2029                                                                    1,274

AAA      Aaa      1,180   South Brunswick Township, New Jersey, Board of Education, GO, 6.40%
                          due 8/01/2005 (b)(e)                                                                     1,278

AAA      Aaa      5,250   South Jersey Transportation Authority, New Jersey, Transportation System Revenue
                          Refunding Bonds, 5% due 11/01/2029 (a)                                                   4,530

NR*      Aaa      3,440   Union County, New Jersey, Utilities Authority, RITR, Series 38, 6.62%
                          due 6/01/2020 (f)                                                                        3,014

                          West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                          Refunding (b):
AAA      Aaa      2,500     4.75% due 9/15/2022                                                                    2,122
AAA      Aaa      2,500     4.75% due 9/15/2023                                                                    2,112

Puerto Rico -- 5.4%

AAA      Aaa      1,000   Puerto Rico Commonwealth, GO, Refunding, Public Improvement, 4.50%
                          due 7/01/2023 (a)                                                                          812

AAA      Aaa      1,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                          Series EE, 4.50% due 7/01/2018 (d)                                                       1,261

AAA      Aaa      5,000   Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities),
                          Series B, 5% due 7/01/2027 (a)                                                           4,347

AAA      NR*      3,300   Puerto Rico Public Financing Corporation Revenue Bonds (Commonwealth
                          Appropriation), Series A, 5% due 6/01/2026 (c)                                           2,876


Total Investments (Cost--$174,290)--99.0%                                                                        170,110

Other Assets Less Liabilities--1.0%                                                                                1,653
                                                                                                                --------
Net Assets--100.0%                                                                                              $171,763
                                                                                                                ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999

FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$174,289,576) (Note 1a)                         $170,109,614
                    Cash                                                                                          52,452
                    Receivables:
                      Securities sold                                                      $  6,643,636
                      Interest                                                                2,949,223        9,592,859
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,192
                                                                                                            ------------
                    Total assets                                                                             179,762,117
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,645,513
                      Dividends to shareholders (Note 1e)                                       203,560
                      Investment adviser (Note 2)                                                83,375        7,932,448
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        66,704
                                                                                                            ------------
                    Total liabilities                                                                          7,999,152
                                                                                                            ------------

Net Assets:         Net assets                                                                              $171,762,965
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,240 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 56,000,000
                      Common Stock, par value $.10 per share (8,586,560 shares issued
                      and outstanding)                                                     $    858,656
                    Paid-in capital in excess of par                                        120,317,344
                    Undistributed investment income--net                                      1,192,717
                    Accumulated realized capital losses on investments--net                   (383,335)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                               (2,042,455)
                    Unrealized depreciation on investments--net                              (4,179,962)
                                                                                           ------------
                    Total--Equivalent to $13.48 net asset value per share of
                    Common Stock(market price--$12.625)                                                      115,762,965
                                                                                                            ------------
                    Total capital                                                                           $171,762,965
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $ 10,496,373
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    925,796
                    Commission fees (Note 4)                                                    141,971
                    Professional fees                                                            66,312
                    Transfer agent fees                                                          51,358
                    Accounting services (Note 2)                                                 39,217
                    Directors' fees and expenses                                                 27,417
                    Printing and shareholder reports                                             24,329
                    Listing fees                                                                 16,639
                    Custodian fees                                                               11,645
                    Pricing fees                                                                 11,216
                    Other                                                                        16,571
                                                                                           ------------
                    Total expenses                                                                             1,332,471
                                                                                                            ------------
                    Investment income--net                                                                     9,163,902
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (197,745)
Unrealized Loss on  Change in unrealized appreciation/depreciation on investments--net                       (19,089,084)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3):
                    Net Decrease in Net Assets Resulting from Operations                                    $(10,122,927)
                                                                                                            ============

                    See Notes to Financial Statements.




MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                              1999             1998
Operations:         Investment income--net                                                 $  9,163,902     $  9,328,952
                    Realized gain (loss) on investments--net                                  (197,745)        2,419,720
                    Change in unrealized appreciation/depreciation on investments--net      (19,089,084)       1,783,953
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations         (10,122,927)      13,532,625
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,530,812)      (7,378,943)
Shareholders          Preferred Stock                                                        (1,603,974)      (1,713,847)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                                   --         (173,351)
                      Preferred Stock                                                                --         (262,640)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (1,849,703)              --
                      Preferred Stock                                                          (192,752)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (11,177,241)      (9,528,781)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               1,484,734        1,806,843
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (19,815,434)       5,810,687
                    Beginning of year                                                       191,578,399      185,767,712
                                                                                           ------------     ------------
                    End of year*                                                           $171,762,965     $191,578,399
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,192,717     $  1,163,601
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999

FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $  15.96   $  15.49  $  15.10  $  15.12   $  13.60
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.07       1.11      1.13      1.12       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                     (2.24)       .49       .38      (.03)      1.52
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.17)      1.60      1.51      1.09       2.65
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.88)     (.91)     (.88)      (.87)
                      Realized gain on investments--net                     --       (.02)       --        --         --
                      In excess of realized gain on investments--net      (.22)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.10)      (.90)     (.91)     (.88)      (.87)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.19)      (.20)     (.21)     (.23)      (.26)
                        Realized gain on investments--net                   --       (.03)       --        --         --
                        In excess of realized gain on
                        investments--net                                  (.02)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.21)      (.23)     (.21)     (.23)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.48   $  15.96  $  15.49  $  15.10   $  15.12
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 12.625   $  16.75  $15.8125  $  14.75   $ 14.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (18.97%)    12.13%    13.77%    10.93%     33.88%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (9.20%)     9.07%     8.87%     6.09%     18.55%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.03%      1.03%     1.04%     1.04%      1.06%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Common Stock:    Total investment income--net**                       7.07%      7.10%     7.43%     7.46%      7.83%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to
                    Preferred Stock shareholders                         1.24%      1.30%     1.37%     1.55%      1.79%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.83%      5.80%     6.06%     5.91%      6.04%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .72%       .72%      .72%      .72%       .72%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:**++     Total investment income--net                         4.94%      4.96%     5.12%     5.13%      5.36%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            2.87%      3.06%     3.08%     3.44%      3.83%
Average Net                                                           ========   ========  ========  ========   ========
Assets Of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $115,763   $135,578  $129,768  $124,948   $124,639
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  61.80%     46.23%    26.16%    37.08%     39.36%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,067   $  3,421  $  3,317  $  3,231   $  3,226
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    716   $    765  $    771  $    860   $    956
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of signifi-cant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $112,864,281 and $112,857,119, respectively.

Net realized losses for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments              $ (197,745)  $ (4,179,962)
                                   ----------   ------------
Total                              $ (197,745)  $ (4,179,962)
                                   ==========   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,834,463, of which $3,188,738 related to appreciated securities and $8,023,201 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $174,944,077.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 92,658 and 114,706, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.34%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $66,238 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $173,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1999, the related statement of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 6, 1999
<AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield New
Jersey Insured Fund, Inc. during its taxable year ended October 31,
1999 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                 Payable             Ordinary         Long-Term
                                                   Date               Income        Capital Gains*
Common Stock Shareholders                        12/30/98             $.031296         $.186151

Preferred Stock Shareholders:                    11/02/98               --             $25.53
                                                 11/09/98               --             $25.53
                                                 11/16/98             $12.55           $15.15
                                                 11/23/98             $11.09           $13.88
                                                 11/30/98             $ 3.12           $ 4.73

*All of the distributions are subject to the 20% tax rate.

 Please retain this information for your records.



MuniYield New Jersey Insured Fund, Inc.
October 31, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MJI